UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 12, 2016

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

and

Item 7.01. Regulation FD Disclosure.

An earnings release issued by the Company on December 12, 2016, regarding financial and operational results for the three and six months ended October  31, 2016, is attached as Exhibit 99.1, and certain supplemental information regarding the Company’s capital, portfolio and tenant analyses and development and acquisition activity not included in the earnings release is attached as Exhibit 99.2.

This information pursuant to Item 7.01 and Item 2.02 of Form 8-K, including Exhibits 99.1 and 99.2, is being furnished. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

ITEM 9.01Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description

99.1	Earnings Release issued December 12, 2016, regarding financial and operational results for the three and six months ended October 31, 2016

99.2	Supplemental information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

	By	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Date: December 12, 2016		Chief Executive Officer